MINFILE Number: 092K 048 **Name:** LOUGHBOROUGH GOLD **Status:** Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1939	23	0	Silver	1,773	
			Gold	435	
			Copper		20
1936	55	0	Silver	5,785	
			Gold	1,431	
			Copper		64
1935	44	0	Silver	6,656	
			Gold	1,680	

Summary Totals

MINFILE Number: 092K 048 **Name:** LOUGHBOROUGH GOLD **Status:** Past Producer

	Metric	Imperial
Mined	122 tonnes	134 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric	Imperial
Silver	14,214 grams	457 ounces
Gold	3,546 grams	114 ounces
Copper	84 kilograms	185 pounds

Comments:

1935 Operated by Loughbough Mines Ltd.